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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  March 27, 1998
                                                         ------------------


                             Chart Industries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
    Delaware                       1-11442                      34-1712937
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(State or other                   (Commission                (I.R.S. Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)
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         5885 Landerbrook Drive, Suite 150, Mayfield Heights, Ohio 44124
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         (Address of principal executive offices)                (Zip Code)

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          (Former Name or Former Address, if Changed Since Last Report)


Registrant's telephone number, including area code:       (440) 753-1490
                                                     -------------------------


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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  On March 27, 1998, Chart Industries, Inc. (the "Company") acquired from IMI Marston Limited and IMI plc (collectively, "Marston") substantially all of the assets (consisting primarily of real estate, plant and equipment, certain intellectual property and contract rights, accounts receivable, and inventory) (the "Assets") used in connection with Marston's Industrial Heat Exchanger Business (the "Business"). The acquisition was accomplished pursuant to an Agreement for the Sale and Purchase of The Industrial Heat Exchanger Business dated March 5, 1998 among IMI Kynoch
Limited, IMI Marston Limited, IMI plc, Chart Marston Limited and Chart Industries, Inc. (the "Agreement"). Chart Marston Limited is the Company's newly formed U.K. subsidiary formed for the purpose of owning and operating the Business utilizing the Assets.

                  The Business manufactures and distributes industrial heat exchangers. The Business is headquartered and employs about 244 employees at office and manufacturing locations in Wolverhampton, U.K. The products manufactured by the Business are sold to customers primarily in the industrial gas and hydrocarbon industries. The Business had 1997 sales of approximately (pound) 18,104,000 (approximately US$ 29,875,000, assuming (pound) 1 equals $1.65).

                  As consideration for this acquisition, the Company paid Marston (pound) 21,000,000 in cash. The Agreement also provides that if the Net Asset Value (as defined in the Agreement) reflected on the financial statements of the Business as of the closing is more than (pound) 300,000 more than (pound) 2,867,000, the Company is obligated to pay the difference between such Net Asset Value amount and (pound) 2,867,000 (along with interest thereon) to Marston. The purchase price and other terms of the Agreement were determined through arms-length negotiations. There are no material relationships between Marston and the Company or any of their affiliates, directors or officers.

                  Payment of the purchase price was financed by the Company from borrowings under its Credit Agreement, dated as of July 29, 1997, among the Company, ALTEC International Limited Partnership, ALTEC, Inc., Chart Management Company, Inc., Chart Industries Foreign Sales Corporation, Greenville Tube Corporation and Process Systems International, Inc., Cryenco Sciences, Inc. (added July 31, 1997), Cryenco, Inc. (added July 31, 1997), Chart International Inc. (added March 5, 1998), National City Bank and NBD Bank as Banks (the "Banks") and National City Bank, as agent for the Banks (the "Agent"), as amended by the First Amendment to Credit Agreement, dated as of October 8, 1997 and the Second Amendment to Credit Agreement, dated as of March 5, 1998 (as so amended, the "Credit Agreement"). The Company has pledged the shares of Chart Marston Limited as security under the Credit Agreement.

                  The Company intends to utilize the Assets in order to operate the Business substantially as operated prior to its acquisition by the Company.


                                       2
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Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits.
                  --------

                  (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Pursuant to
Item 7(a)(4) of Form 8-K, the Company will file the required financial statements of the acquired business by amendment as soon as is practicable, but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

                  (b) PRO FORMA FINANCIAL INFORMATION. Pursuant to Item 7(a)(4) of Form 8-K, the Company will file the required pro forma financial information by amendment as soon as is practicable, but no later than 60 days after the date on which this Current Report on Form 8-K must be filed.

                  (c)      Exhibits.
                           --------

                  2.1 Agreement for the Sale and Purchase of The Industrial Heat Exchanger Business dated March 5, 1998 among IMI Kynoch Limited, IMI Marston Limited, IMI plc, Chart Marston Limited and Chart Industries, Inc.

                  10.1 Second Amendment to Credit Agreement, dated as of March 5, 1998, among the Chart Industries, Inc., ALTEC International Limited Partnership, ALTEC, Inc., Chart Management Company, Inc., Chart Industries Foreign Sales Corporation, Greenville Tube Corporation, Process Systems International, Inc., Cryenco Sciences, Inc., Cryenco, Inc., Chart International Inc., National City Bank and NBD Bank (the "Banks") and National City Bank as agent for the Banks.

                  10.2 Permitted User Agreement, dated as of March 27, 1998, between IMI Marston Limited and Chart Marston Limited.



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                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHART INDUSTRIES, INC.



Date:  April 13, 1998                By: /s/ Don A. Baines
                                         --------------------------------
                                         Don A. Baines
                                         Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX
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
               Exhibit          Description of Exhibit
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
                2.1             Agreement for the Sale and Purchase of The
                                Industrial Heat Exchanger Business dated March
                                5, 1998 among IMI Kynoch Limited, IMI Marston
                                Limited, IMI plc, Chart Marston Limited and
                                Chart Industries, Inc.

                10.1 Second Amendment to Credit Agreement, dated as of March 5, 1998, among the Chart Industries, Inc., ALTEC International Limited Partnership, ALTEC, Inc., Chart Management Company, Inc., Chart Industries Foreign Sales Corporation, Greenville Tube Corporation, Process Systems International, Inc., Cryenco Sciences, Inc., Cryenco, Inc., Chart International Inc., National City Bank and NBD Bank (the "Banks") and National City Bank as agent for the Banks.

                10.2 Permitted User Agreement, dated as of March 27, 1998, between IMI Marston Limited and Chart Marston Limited.
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